© Pegasystems Inc. NASDAQ: PEGA pegainvestorrelations@pega.com Investor Session 2024 June 10, 2024

© Pegasystems Inc. Safe Harbor Statement Certain statements in this presentation may be “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Words such as expects, anticipates, intends, plans, believes, will, could, should, estimates, may, targets, strategies, intends to, projects, forecasts, guidance, likely, and usually or variations of such words and other similar expressions identify forward-looking statements. These statements represent our views only as of the date the statement was made and are based on current expectations and assumptions. Factors that could cause the Company’s results to differ materially from those expressed in forward-looking statements are contained in the Company’s press release announcing its Q1 2024 results and in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2023 and other recent filings with the SEC. Investors are cautioned not to place undue reliance on such forward-looking statements, and there are no assurances that the results included in such statements will be achieved. Although subsequent events may cause our view to change, except as required by applicable law, we do not undertake and expressly disclaim any obligation to publicly update or revise these forward-looking statements, whether as the result of new information, future events, or otherwise. Any forward-looking statements in this presentation represent our views as of June 10, 2024. Non-GAAP Financial Measures  Our non-GAAP financial measures should only be read in conjunction with our consolidated financial statements prepared in accordance with GAAP. We believe that these measures help investors understand our core operating results and prospects, which is consistent with how management measures and forecasts our performance without the effect of often one-time charges and other items outside our normal operations. They are not a substitute for financial measures prepared under U.S. GAAP. Constant currency measures are calculated by applying the Q1 2023 foreign exchange rates to all periods shown. Reconciliations of GAAP and non-GAAP measures are in the Company’s press release announcing its Q1 2024 results and at the end of this presentation. Additional Notes This presentation may contain industry market data, industry forecasts, and other statistical information. Such information was obtained from publicly available information, industry publications, and other third-party sources, and the Company makes no representations as to the accuracy of such information. The Company has not independently verified any such information. Certain information in this presentation is based upon management forecasts and reflects prevailing conditions and management’s views as of the date of this presentation, all of which are subject to change. 2

© Pegasystems Inc. 3 Finance Ken Stillwell COO & CFO © Pegasystems Inc.

© Pegasystems Inc. Financial Outlook 4 Massive Market Opportunity Recurring Model “Rule of 40” Driven Subscription Journey © Pegasystems Inc.

© Pegasystems Inc. Pursuing a Massive Market Opportunity in Platform & CRM FY 24 $90B+ FY 27 $130B+ Source: IDC Worldwide ICT Spending Guide (Feb. 2024) 5

© Pegasystems Inc. SUBSCRIPTION TRANSITION TIMELINE 2017 2023 To…From… Recurring More Predictable Rule of 40 Driven Perpetual Less Predictable Lagging Growth & Margins Pega is a Recurring Cash Flow Business 6

$500M $525M $614M $772M $958M $1,068M $1,201M $388M $367M $297M $246M $254M $250M $232M $888M $892M $911M $1,018M $1,212M $1,318M $1,433M 2017 2018 2019 2020 2021 2022 2023 Subscription Revenue Increased from 56% to 84% 7© Pegasystems Inc. Subscription Revenue Note: Other includes consulting and perpetual license revenue. In 2017, perpetual license revenue represented 34% of other revenue. By 2023, perpetual license revenue represented only 4% of other revenue. Other Revenue 44% 56% 16% 84%

© Pegasystems Inc. ACV Growth ACV growth rate  Free Cash Flow Free cash flow margin “Rule of 40” Driven 8

9 Note: ACV represents the annualized value of our active contracts as of the measurement date. The contract's total value is divided by its duration in years to calculate ACV. ACV is a performance measure that we believe provides useful information to our management and investors. Key Success Metrics: 01 02 Free Cash Flow Annual Contract Value (ACV) Growth © Pegasystems Inc.

ACV Growth Drivers

Move clients up the ACV pyramid

- Subscription transition
- Grow existing clients

Targeted new logos

- Win new clients through target account model



ACV Tiers
$50M+ ACV
$25M-$50M ACV
$10M-$25M ACV
$5M-$10M ACV
$1M-$5M ACV
<$1M ACV
Existing Clients
New Clients

PEGA
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© Pegasystems Inc. More Than Doubled ACV From 2018-2023 Driven by 5x Increase in Pega Cloud Pega CloudSubscription LicenseMaintenance KEY DRIVERS Subscription transition Target org model, including new logos 2018 $110M $190M $270M 48% 33% 19% $570M $553M $378M $324M 2023 26% 30% 44% $1,255M +$685M 11

ACV Growth Drivers: 2018-2023

Added $685M of net new ACV between 2018-2023

+$685M



$50M+ ACV
$25M-$50M ACV
$10M-$25M ACV
$5M-$10M ACV
$1M-$5M ACV
<$1M ACV
ACV Tiers
New Clients

Existing Clients

Achieved $685M of net ACV add by:

- Completing our subscription transition
- Increasing number of clients with ACV >$1M by ~100
- Increasing average ACV per client by ~$1.3M

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© Pegasystems Inc. Our Goal is to Reach $2B in ACV in 3-to-5 years Achievement by 2026 (3 Years) Achievement by 2027 (4 Years) Achievement by 2028 (5 Years) Time to achieve depends on how quickly we can leverage GenAI to accelerate growth Base ScenarioUpside Scenario Conservative Scenario 13

© Pegasystems Inc. Our Goal is to Reach $2B in ACV in 3-to-5 years Driven by growing the base, cloud migrations & capturing new logos Pega CloudSubscription LicenseMaintenance $1,500M $300M $200M 2023 $553M $378M $324M 26% 30% 44% $1,255M 3-to-5 Years 10% 15% 75% $2,000M 14 KEY DRIVERS Growing the base Cloud migrations Targeted New logos +$745M

ACV Growth Drivers: 3-to-5 Years

Add $745M of net new ACV in the next 3-to-5 years


+$745M
$50M+ ACV
$25M-$50M ACV
$10M-$25M ACV
$5M-$10M ACV
$1M-$5M ACV
<$1M ACV
Existing Clients
ACV Tiers
New Clients

To achieve $745M of net new ACV add in the next 3-to-5 years:

- Leverage Pega GenAI Blueprint to transform the way clients do digital transformation
- Increase number of clients with ACV >$1M by another 100
- Increasing average ACV per client by ~$1M

PEGA
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16 Key Success Metrics: 01 02 Free Cash Flow Annual Contract Value (ACV) Growth © Pegasystems Inc. Free cash flow is defined as cash provided by operating activities less investment in property and equipment. Investment in property and equipment fluctuates in amount and frequency and is significantly affected by the timing and size of investments in our facilities. We provide information on free cash flow to enable investors to assess our ability to generate cash without incurring additional external financings. This information is not a substitute for financial measures prepared under U.S. GAAP. For additional information, including a reconciliation of GAAP and non-GAAP measures, refer to the schedules at the end of this document.

© Pegasystems Inc. Gross Margin Expansion: Scale Pega Cloud Leverage Kubernetes / Microservices Scale Pega Cloud Increase Automation 17

Gross Margin Expansion: Scale Pega Cloud

On a trailing 12-month basis, Pega Cloud revenue increased from $51M to $484M



Cloud Transition Begins
$51M
$56M
$64M
$73M
$83M
$95M
$106M
$119M
$134M
$149M
$167M
$186M
$208M
$233M
$257M
$281M
$301M
$323M
$344M
$363M
$384M
$402M
$423M
$444M
$461M
$484M
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Q1 2024

PEGA

© Pegasystems Inc.

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Long-Term Financial Model Driving to $500M in Free Cash Flow © Pegasystems Inc. 19 LONG-TERM MODEL TIMELINE 2022 2027 Target Sales & Marketing43% % of revenue Gross Margin74% From… To 20% Research & Development 2023 76% 35% 18% Note: Financial metrics (other than revenue) presented are non-GAAP. For additional information, including a reconciliation of GAAP and non-GAAP measures, refer to the schedules at the end of this document. 30% 80% 17%

Free Cash Flow Trajectory © Pegasystems Inc. 20 SUBSCRIPTION TRANSITION TIMELINE 20232017 2017 2018 2019 2020 2021 2022 2023 2027 Target $500M Driving to $500M in Free Cash Flow

What Does This All Mean? Build a growing, subscription business to drive increased value To drive shareholder value Accelerate growth While expanding margins And increasing cash flow With a view towards Continuing our technology leadership with Pega Cloud Executing our target organization go-to-market strategy Blueprint improving sales productivity 21© Pegasystems Inc.

22 Q&A Ken Stillwell COO & CFO © Pegasystems Inc.

To Ask a Question… 23 IN THE ROOM ON THE PHONE • Raise your hand • Wait for the microphone • Please state your name and the firm you are with • Email pegainvestorrelations@pega.com or peter.welburn@pega.com © Pegasystems Inc.

© Pegasystems Inc. Hours Open Monday, June 10: 11:00 AM – 6:00 PM Tuesday, June 11: 11:00 AM – 6:30 PM Innovation Hub Map 24© Pegasy tems Inc.

Pegasystems, Pega, and other Pega products and services mentioned herein are trademarks of Pegasystems Inc. All other company, product, or service names are trademarks or service marks of their respective owners. © Pegasystems Inc. 25

GAAP to Non-GAAP Margin Reconciliation 26 2022 2023 Q1 2024 2027 Target Gross Margin % - GAAP 72% 74% 71% 77 % Stock-Based Compensation 2% 2% 3% 3 % Gross Margin & - Non-GAAP 74% 76% 74% 80 % Sales and Marketing - GAAP 47% 39% 39% 34 % Stock-Based Compensation (4) % (4) % (5) % (4) % Sales and Marketing - Non-GAAP 43% 35% 34% 30 % Research and Development - GAAP 22% 21% 22% 19 % Stock-Based Compensation (2) % (3) % (2) % (2) % Research and Development - Non-GAAP 20% 18% 20% 17 % The above non-GAAP measures reflect the following adjustment: • Stock-based compensation: We have excluded stock-based compensation from our non-GAAP operating expenses and profitability measures. Although stock-based compensation is a key incentive offered to our employees, and we believe such compensation contributed to our revenues recognized during the periods presented and is expected to contribute to our future revenues, we continue to evaluate our business performance, excluding stock-based compensation. © Pegasystems Inc.

Free Cash Flow Reconciliation 27 (in millions) 2017 2018 2019 2020 2021 2022 2023 Q1 2024 2027 Target Cash flows provided by (used in) operating activities $ 158 $ 104 $ (42) $ (1) $ 39 $ 22 $ 218 $ 180 $ 520 Investment in property and equipment (14) (12) (11) (25) (10) (35) (17) — (20) Free Cash Flow $ 144 $ 92 $ (53) $ (26) $ 29 $ (13) $ 201 $ 180 $ 500 The above non-GAAP measures reflect the following adjustment: • Investment in property and equipment: Investment in property and equipment fluctuates in amount and frequency and is significantly affected by the timing and size of investments in our facilities. We believe excluding these amounts provides a useful comparison of our operational performance in different periods.  © Pegasystems Inc.